Exhibit 99.2

Merger of Equals Creating a New Growing Silver Producer Discover Build Operate Golden Minerals & ECU Silver June 24, 2011

2 Cautionary Statements Cautionary Note Regarding Forward Looking Statements: This document contains forward-looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933 and Section 27E of the U.S. Securities Exchange Act of 1934 and applicable Canadian securities laws, including, but not limited to, forward looking statements in respect of the Transaction and the Private Placement. Such statements include, without limitation, statements regarding or inferring the future results of operations, performance and achievements of ECU Silver Mining Inc. (“ECU”), Golden Minerals Company (“Golden Minerals”) or the combined company, including anticipated benefits from the Transaction, planned and potential exploration and development opportunities of the combined company, including at the Velardeña and El Quevar projects. There are risks inherent in the nature of the proposed Transaction, including risk regarding the integration of the two entities, incorrect assessments of the values of the other entity, and failure to obtain the required security holder, court, regulatory and other third party approvals. Forward-looking statements are typically identified by words such as: believe, expect, anticipate, intend, estimate and similar expressions, or are those, which, by their nature, refer to future events. Although Golden Minerals and ECU believe that such statements are reasonable, they can give no assurance that such expectations will prove to be correct. This document also contains forward-looking statements and information concerning the anticipated timing and completion of the Transaction and the Private Placement. Golden Minerals and ECU have provided these anticipated times in reliance on certain assumptions that they believe are reasonable at this time, including assumptions as to the time required to prepare meeting materials for mailing, the timing of receipt of the necessary regulatory and court approvals, and the satisfaction of and time necessary to satisfy the conditions to the closing of the Transaction and the Private Placement. These dates may change for a number of reasons, including unforeseen delays in preparing meeting materials, inability to secure necessary regulatory or court approvals in the time assumed or the need for additional time to satisfy the conditions to the completion of the Transaction. In addition, the Transaction is subject to a number of conditions which are typical for transactions of this nature. Failure to satisfy any of these conditions may result in the termination of the definitive agreement to combine ECU and Golden Minerals and the Transaction may not be completed. Readers are cautioned that the foregoing list of factors is not exhaustive. This document also includes forward-looking statements relating to the potential for further investment by Sentient Group in the combined company. Golden Minerals and ECU caution investors that no agreement with respect to such further investment has been reached and provide no assurance that any such agreement will be reached. Moreover, Golden Minerals and ECU caution investors that any forward-looking statements by Golden Minerals or ECU are not guarantees of future results or performance, and that actual results may differ materially from those expressed or implied in forward-looking statements as a result of various factors, including, but not limited to, variations in the nature, quality and quantity of any mineral deposits that may be located, significant downward variations in the market price of any minerals produced, Golden Minerals’ or ECU’s inability to obtain any necessary permits, consents or authorizations required for their activities, to produce minerals from their properties successfully or profitably, to continue their projected growth, or to raise the necessary capital or to be fully able to implement their business strategies. Accordingly, readers should not place undue reliance on the forward-looking statements or information contained in this document concerning these items. Additional information on these and other factors that could affect Golden Minerals’ and ECU's, or the combined company's, operations or financial results are included in reports on file with applicable securities regulatory authorities and may be accessed through the SEDAR website (www.sedar.com), the EDGAR website (www.sec.gov), Golden Minerals' website (www.goldenminerals.com) or ECU's website (www.ecu.ca). The forward-looking statements and information contained in this document are made as of the date hereof and Golden Minerals and ECU undertake no obligation to update publicly or revise any forward-looking statements or information, whether as a result of new information, future events or otherwise, unless expressly required by applicable securities laws. Additional Information and Where to Find It: In connection with Golden Minerals’ and ECU’s solicitation of proxies with respect to the meeting of shareholders of each of Golden Minerals and ECU to be called with respect to the proposed Arrangement, Golden Minerals will file a proxy statement with the Securities and Exchange Commission (“SEC”) and ECU will file a management information circular with Canadian securities regulatory authorities. SHAREHOLDERS ARE ADVISED TO READ THE PROXY STATEMENT OR MANAGEMENT INFORMATION CIRCULAR, AS APPLICABLE, WHEN IT IS FINALIZED AND DISTRIBUTED TO SHAREHOLDERS BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Shareholders will be able to obtain a free copy of the Golden Minerals proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s website at www.sec.gov and a free copy of the ECU management information circular (when available) and other relevant documents filed with Canadian securities authorities at www.sedar.com. Shareholders of Golden Minerals will also be able to obtain a free copy of the proxy statement and other relevant documents (when available) by directing a request by mail or telephone to Golden Minerals, 350 Indiana Street, Suite 800, Golden, Colorado 80401 or (303) 839-5060, or from Golden Minerals’ website, www.goldenminerals.com. Shareholders of ECU will also be able to obtain a free copy of the management information circular and other relevant documents (when available) by directing a request by mail or telephone to ECU, 1116 Granada Avenue, Rouyn-Noranda, QC, J9Y 1G9, Canada or 819-797-1210, or from ECU’s website, www.ecu.ca Interests of Participants in the Solicitation of Proxies: Golden Minerals and certain of its directors, executive officers and other members of its management and employees may, under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies from its shareholders in connection with the proposed Transaction. Information concerning the interests of the persons who may be considered “participants” in the solicitation is set forth in Golden Mineral’s proxy statements and Annual Reports on Form 10-K (including any amendments thereto), previously filed with the SEC, and in the proxy statement relating to the Arrangement when it becomes available. Copies of these documents can be obtained, without charge, at the SEC’s website at www.sec.gov or by directing a request to Golden Minerals. Exploration Results: This presentation includes information regarding selected drill and sampling results on certain of the Golden Minerals and ECU’s exploration properties. Complete drill and sampling results may be viewed by visiting the Golden Minerals’ website at www.goldenminerals.com and ECU’s website at www.ecu.ca. Cautionary Note to United States Investors Regarding Estimates of Measured, Indicated and Inferred Resources: The terms “mineral resource,” “measured mineral resource,” “indicated mineral resource” and “inferred mineral resource,” as used in this document are Canadian mining terms and are not normally permitted to be used in reports and registration statements filed with the SEC by U.S. registered companies. The SEC permits U.S. companies, in their filings with the SEC, to disclose only those mineral deposits that a company can economically and legally extract or produce. Accordingly, information contained in this document describing the combined company’s “mineral resources” is not directly comparable to information made public by U.S. companies subject to reporting requirements under U.S. securities laws (wherein “reserves,” and not “resources,” may be disclosed and discussed). Investors are cautioned not to assume that any part or all of mineral deposits in these categories will ever be converted into reserves. “Inferred mineral resources” have a great amount of uncertainty as to their existence and economic feasibility. It cannot be assumed that all or any part of an inferred mineral resource will ever be upgraded to a higher category. Under Canadian rules, estimates of inferred mineral resources may not form the basis of feasibility or pre-feasibility studies, except in rare cases. Investors are cautioned not to assume that all or any part of an inferred mineral resource exists or is economically minable.

3 Strong Leadership Jeffrey Clevenger Chairman, President & CEO Golden Minerals Company (“Golden Minerals”) Stephen Altmann President and Director ECU Silver Mining (“ECU”)

4 A Compelling Merger of Equals US-based company focused on growth through silver exploration and development in the Americas Developing its flagship asset, El Quevar Advanced primary silver project with district potential Resource: M&I: 9M oz Ag Inferred: 51.5M oz Ag Advanced-stage exploration at its Zacatecas project in Mexico Extensive portfolio of approximately 40 attractive exploration properties in the Americas Experienced management team with proven track record of developing and operating mines Strong balance sheet with no debt or hedging Canada-based silver mining company focused on the prolific Velardeña mining district in Mexico’s historic silver belt Currently mining its flagship Velardeña project Existing cash flow, but targeting substantial growth in its production profile Large, high-grade resource with significant exploration upside potential Resource: M&I: 40M oz AgEq Inferred: 391M oz Ag Eq Massive sulphides intersected at depth – grading 1,100 to 2,180 g/t AgEq Additional deep drilling is underway Excellent infrastructure and large work force Strong technical and exploration team with over 25 years of experience in Mexico Merger of equals that combines two highly complementary companies

5 Strategic Rationale Creates a new leading junior silver mining company with a strong growth profile Expansion and ramp-up of existing production at Velardeña Portfolio of exploration assets in the Americas Increased leverage to silver with gold as well as significant base metals byproduct credits Creates a combined company with greater scale, financial strength and enhanced capital markets profile Merger provides significant managerial and operational synergies Strong balance sheet to advance expansion plans at Velardeña and further development of El Quevar Improves access to capital markets for future growth Unites complementary management teams with proven track records Golden Minerals’ world-class mine building and operating team ECU’s strong technical and exploration expertise Merger supported by Golden Minerals' major shareholder, The Sentient Group, and the board of directors of both Golden Minerals and ECU Sentient Group (holder of ~19% of Golden Minerals) has expressed an interest in increasing its investment in order to retain its proportionate ownership stake in the combined company, although no agreement has been reached

Summary Transaction Terms

Structure (the "Transaction")	▪ 0.0500 Golden Minerals shares plus C$0.000394 for each ECU share ▪ To be implemented via a plan of arrangement ▪ Taxable transaction
Key Statistics	▪ Combined entity to have ~31.2 million basic shares outstanding upon completion ▪ Ownership of combined entity ~49% Golden Minerals and ~51% ECU ▪ Combined basic market capitalization of over C$600 million ▪ Significant pro forma mineral resource
Conditions	▪ Customary conditions and regulatory approvals ▪ Approval from >50% of Golden Minerals shareholders ▪ Approval from >66⅔ % of ECU shareholders ▪ Approval from > 66⅔ % of ECU shareholders, option holders, warrant holders and noteholder, voting together as a single class
Concurrent Financing (the "Private Placement")	▪ ECU will issue to Golden Minerals a $15 million 0% senior unsecured convertible note ▪ 1-year term with 6-month extension at ECU's option ▪ Closing in July 2011 and not conditional on completion of combination
Corporate & Other	▪ Jeffrey Clevenger will assume the role of Chairman and CEO, and Steve Altmann will serve as President ▪ Combined company will retain the Golden Minerals name with head office in Golden, CO ▪ Transaction supported by major shareholder The Sentient Group

Discover, Build, Operate

6

ECU GOLDEN

7 Key Metrics Metrics Golden Minerals ECU Closing Share Price (as at 23-Jun-2011) C$19.83 C$1.05 Share Price – 20 Trading Day VWAP C$18.46 C$0.93 Basic Shares Outstanding (millions) 15.3 317.1 Fully Diluted Shares Outstanding (millions)1 15.5 374.7 Basic Market Capitalization (million) $303.5 $332.9 Cash and Cash Equivalents (millions)3 C$1042 C$1 Debt (C$ millions)3 C$0 C$16 Silver Equivalent Resources (million oz Ag Eq.) M&I: 9 Inferred: 52 M&I: 40 Inferred: 391 Source: Share prices per Bloomberg Fully diluted shares outstanding (including out-of-the-money instruments) for Golden Minerals include basic shares outstanding of 15.3m and options of 0.2m. Fully diluted shares for ECU include basic shares outstanding of 317.1m, options of 13.2m, warrants of 44.4m Apogee Minerals investment marked-to-market As of 3/31/2011

8 Extensive Portfolio of Assets Atlas Project CHILE Cochabamba Project PERU El Quevar Project ARGENTINA PACIFIC OCEAN MEXICO ATLANTIC OCEAN La Pinta Project Zacatecas Project Jehuamarca Project Velardeña Mining District LEGEND Feasibility Advanced Exploration Drill Testing Mine Zacatecas Project Advanced exploration property within a world-class silver district La Pinta Project Velardeña Mining District Aggressive production expansion planned Significant high-grade resource open laterally and at depth Jehuamarca Project Cochabamba Project El Quevar Project Development Stage Project Silver District Potential Strongly pro-mining province Atlas Project

9 Highly Attractive Growth Profile Advanced Exploration Zacatecas Feasibility El Quevar ~40 Properties Recon / Target Delineation Atlas Cochabamba Jehuamarca La Pinta Drill Testing Production Ramp-up Velardeña District Stages of Development Value Diversified asset base with exciting development projects and strong growth profile

10 Velardeña – Asset Overview World-class District Located in Durango, one of Mexico’s leading mining states Historically, over 250 Moz Ag have been produced in the district to date Only 50% of project has been explored Significant Mineral Resource Over 40 Moz Ag Eq M&I and 391 Moz Ag Eq Inferred 66% comprised of precious metals Resources are open laterally and at depth with deep drilling program underway Current Mill Operations Two operating mills with a combined capacity of 820 tpd Production Expansion Existing infrastructure in-place Potential for construction of larger-scale sulphide plant to increase mining rate

11 El Quevar – Asset Overview Located in Argentina Salta Province is strongly pro-mining: legal stability, economic/fiscal incentives, geological potential and strong political support Resources & Drilling Resource of 9Moz Ag M&I and 52Moz Ag Inferred Two drill rigs currently working on site Mine Development Construction of mine surface facilities almost complete Production size portal and decline constructed +400 meters of underground development completed Currently evaluating bulk mining potential Metallurgical Studies Process flow sheet being finalized Environmental/Permitting Environmental baseline studies completed

12 Attractive Exploration Portfolio Prime Location Located in prolific silver district 40 km southeast of Fresnillo Extension of both the Mala Noche and Veta Grande vein systems 100% Controlled 14,900 hectares / 65% of district 30 km of veins containing silver-gold-base metal mineralization Vein systems hosted in volcanic and sedimentary rocks Zacatecas Project Drill Testing Projects Atlas (Argentina) Located in the Deseado Massif area near Cerro Vanguardia Epithermal veins up to 10m wide with up to 10 g/t Au in outcrop samples La Pinta (Mexico) Large area of float originating from intrusive with up to 3 g/t Au 6 km south of Goldcorp’s Peñasquito Mine Cochabamba (Peru) Near the San Luis deposit controlled by Silver Standard Sampling has returned up to 14 g/t Au and 450 g/t Ag Jehuamarca (Peru) Epithermal veins and mantos in Tertiary Volcanic rocks Surface sampling returned up to 14 g/t Au, 350 g/t Ag with base metals

13 Significantly Increased Scale Excludes base metal content Large, High Grade Resource

14 Benefits to ECU Shareholders Value Creation Complementary management teams will focus on optimizing existing development plans, mining operations and exploration activities ECU will benefit from Golden Mineral’s strong operational capabilities Maintain exposure to Velardeña expansion and exploration upside Diversification Establishment of MergeCo in two of the world’s most prolific silver producing countries Mexico and Argentina Diversification away from single-mine/project risk Participation in the upside potential at the Golden Minerals’ El Quevar and Zacatecas projects Exposure to a large high quality exploration portfolio with assets in Peru, Mexico and Argentina Enhanced Growth Financial strength to advance the expansion and ramp-up of Velardeña and continued development of El Quevar through Golden Minerals’ strong balance sheet MergeCo better positioned to capture upside at Velardeña Capital Markets Increased exposure to North American investor base and NYSE Amex listing Increased size and scale combined with diversified asset portfolio Liquidity and access to capital markets Support of Sentient as a significant shareholder of the combined company

15 Benefits to Golden Minerals’ Shareholders Value Creation Golden Minerals operating team to unlock potential at Velardeña Leverages existing cash to capitalize on the expansion and ramp-up at Velardeña Accelerates exploration potential at Velardeña Complementary management teams will focus on optimizing existing development plans, mining operations and exploration activities Diversification Establishment of MergeCo in two of the world’s most prolific silver producing countries Mexico and Argentina Diversification away from single-mine/project risk Exposure to ECU’s position in one of Mexico’s most prolific silver belts Participation in the upside potential at the ECU’s Velardeña project Enhanced Growth Access to a producing mine with significant growth prospects Accelerates Golden Minerals’ growth strategy Increasing cash flow through expansion and ramp-up at Velardeña Capital Markets Exposure to Canadian investor base Increased size and scale combined with diversified asset portfolio Liquidity and access to capital markets Support of Sentient as a significant shareholder of the combined company

16 Indicative Timetable June 24, 2011 Transaction announcement (TSX and NYSE Amex) Late July 2011 Mail securityholder meeting documentation to securityholders Proxy statement for Golden Minerals securityholders Management information circular for ECU securityholders August 2011 Securityholders meetings for both companies September 2011 Plan of arrangement implementation ECU delisted from the TSX